EXHIBIT 99.3






                     HOME PROPERTIES OF NEW YORK, INC.

                            DEFERRED BONUS PLAN

1.   PURPOSE

     Home Properties of New York, Inc. (the "Company") has adopted this Home Properties of New York, Inc. Deferred Bonus Plan (the "Plan") to assist its key employees with their individual tax and financial planning and to permit the Company to remain competitive in attracting, retaining, motivating and rewarding key employees who can directly influence the Company's operating results. The Plan permits eligible employees to defer the receipt of annual cash bonuses which they may be entitled to receive from the Company and the Company to contribute matching contributions on their behalf.

2.   ELIGIBILITY

     An employee of the Company is eligible to participate in this Plan if he or she is in the 3% and above bonus group, is designated by the Committee established pursuant to section 9 as eligible to participate, is a "highly compensated employee" as this term is defined in Section 414(q) of the Internal Revenue Code, and is a member of a "select group of management or highly compensated employees" as this term is defined in Title I of ERISA.

3.   CONTRIBUTIONS

     (a) Participant Contributions.

          (1)  AMOUNT OF DEFERRAL.   A participant may elect to defer
               receipt of any whole percent (50 percent maximum) of his or her annual cash bonus otherwise payable to the participant by the Company during a calendar year.

          (2) TIME FOR ELECTING DEFERRAL. An initial election to make a deferral shall be made within 30 days of the time the participant first becomes eligible to participate. All other deferral elections shall be made prior to the time that such compensation is to be earned by the participant but, in any event, prior to the March 31 of the year prior to the year in which the annual cash bonus is otherwise payable. Any election to defer shall be made in accordance with subsection 3 below.

          (3)  MANNER OF ELECTING DEFERRAL.    A participant shall elect a
               deferral by giving written notice to the Committee in a form prescribed by the Committee. The notice shall include (1) the year to which the deferral relates; (2) the amount to be deferred; (3) the bonus period with respect to which the deferral relates; and (4) the length of the deferral period. A participant may designate a deferral period of three, five or ten years in which case payment will be made within 60 days following the applicable anniversary date measured from the date the amounts are deferred. For example, a participant may elect in December 1998 to defer for three years a bonus payable in 2000 with respect to 1999 services. If the bonus is otherwise payable in cash in January 2000, it will be deferred and actually paid within 60 days after the anniversary date that falls in January 2003. Notwithstanding the foregoing, in the event the participant retires or otherwise terminates employment, vested benefits payments shall be paid within 60 days of retirement or termination notwithstanding any later date specified in the participant's election form. In addition, if any scheduled payment from this Plan during a taxable year of the Company would, in combination with other compensatory payments to the participant during such year, result in the participant's compensation exceeding the $1 million cap under Code Section 162(m), the Company in its sole discretion may defer benefit payments to the first subsequent year when the participant's compensation will not exceed the $1 million cap.

     (b) Company Matching Contributions.

     The Company shall contribute 10 percent of the amount each participant defers. The Company's contribution shall be made as of the same date as the participant's deferral to which it relates and shall be deferred to the same payment date as the related participant deferral.

4.   PARTICIPANT ACCOUNTS

     For each participant there shall be established a Participant Account. A Participant's Account shall be valued as of each day there occurs a transaction affecting the Account. Each deferral or Company contribution shall be reflected by crediting the Participant Account with the number of shares of Company Common Stock that could be purchased at the Common Stock's then fair market value with the amounts deferred by the participant, or contributed by the Company on behalf of a participant, plus any hypothetical dividends payable on the Company Common Stock previously credited to the Participant Account. Distributions from, or forfeiture of, the Participant Account shall be recorded as of the day of such distributions or forfeitures. The Account shall also be adjusted as of the date of any transaction requiring additions to or distributions from the Account to reflect any gains (or losses) in the fair market value of Company Common Stock held in the Account. Two subaccounts shall be established within the Account to track separately participant and Company contributions and the earnings and distributions on each. The Common Stock's fair market value shall be the closing price for a share of the Company's Common Stock as listed on the New York Stock Exchange on the date that the transaction occurs.

     All amounts credited to participant contribution subaccounts shall be fully vested at all times. Except for the possible claims of the Company's general creditors, they shall not be subject to forfeiture on account of any action by a participant or by the Company, including termination of employment. Amounts credited to a participant's Company contribution subaccount shall become fully vested on the third anniversary of the date first credited to the subaccount if the participant has been in continuous employment with the Company through the third anniversary of the contribution date, or if the participant terminates employment on account of disability, death or retirement on or after age 60 or upon a change in control as hereinafter provided. For this purpose, "disability" shall mean the participant's inability to perform his or her usual duties for the Company on account of illness or injury. Amounts payable under this Plan shall be paid only to the participant provided that in the event of his or her death payments shall be made to his or her estate.

     If a participant's Company subaccount becomes forfeitable, he or she shall forfeit both Company contributions and the earnings thereon.

     The maintenance of individual Participant Accounts is for bookkeeping purposes only. The Company is not obligated to make actual contributions to fund this plan or to acquire or set aside any particular assets for the discharge of its obligations, nor is any participant to have any property rights in any particular assets held by the Company, whether or not held for the purpose of funding the Company's obligations hereunder.

5.   PAYMENT OF DEFERRED AMOUNTS

     No withdrawal may be made from a Participant Account except as provided in this section 5. Payments of vested amounts from an Account shall normally be made in a lump sum amount within 60 days following an elected anniversary date or the participant's retirement or other termination of employment. In the case of financial hardship, the Committee, in its sole discretion, may distribute all or a portion of the vested portion of an Account before an elected anniversary date or termination of employment but the amount of the distribution shall not exceed the amount needed to relieve the financial hardship. In the case of a potential violation of the $1 million cap on compensation under Code
Section 162(m), the Company may defer payments to a later year as authorized in section 3. Any payments deferred for Section 162(m) purposes shall be paid as soon as payment would no longer constitute a violation of the Code Section 162(m) compensation cap. Such payments shall be made in a manner as consistent as possible with the participant's original deferral election.

     Payments for any reason other than a change in control shall be made only in stock provided that any fractional shares from a Participant Account shall be paid in cash. In the event of a change in control, all account balances shall become fully and immediately vested and shall be paid, in cash or stock as the Committee in its sole discretion may determine, within five days of the change in control. For this purpose, the term "change in control" means a change in control of the Company of a nature that would be required to be reported in response to Item 5(f) of
Schedule 14A of Regulation 14A or to Item 1 of Form 8-K promulgated under the Securities Exchange Act of 1934, as amended, provided that, without limitation, a change in control shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of such Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities; or (ii) during any period of twenty-four (24) consecutive months, individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by the Company's shareholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

     An aggregate of 100,000 shares of Company Common Stock (subject to substitution or adjustment as provided below) shall be available for stock payments under this Plan. Such shares may be authorized and unissued shares or may be treasury shares. In the event of any change in the Common Stock of the Company by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination, or exchange of shares, or rights offering to purchase Common Stock at a price substantially below fair market value, or of any similar change affecting the Common Stock, the number and kind of shares which thereafter are available for stock payments under the Plan shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, participants in the Plan.

6.   PARTICIPANT'S RIGHTS UNSECURED

     The right of any participant or, if applicable, the participant's estate, to receive benefits under the provisions of this Plan shall be an unsecured claim against the general assets of the Company. Any amounts held in a Participant Account, including amounts that may be set aside by the Company for the purpose of meeting its obligations under this Plan, are a part of the Company's general assets and shall be reachable by the general creditors of the Company.

7.   STATEMENT OF ACCOUNT

     Statements will be sent to participants no less frequently than annually setting forth the value of their Participant Accounts.

8.   TRANSFERABILITY

     The rights of a participant under this Plan shall not be transferable other than by will or by the laws of descent and distribution and are exercisable during the participant's lifetime only by the participant or by his guardian or legal representative.

9.   PLAN ADMINISTRATOR

     The administrator of this Plan shall be a committee of the Board of Directors of the Company as from time to time designated by the Board. The Committee's members shall not be employees of the Company. The Committee shall have the authority to adopt rules and regulations for carrying out the Plan and to interpret, construe and implement the provisions of the Plan. The Committee may delegate some or all of its functions to another person as it may deem appropriate.

10.  TAXES

     Amounts contributed to this Plan are subject to FICA and Medicare taxes at the time they become vested. Contributed amounts are not subject to income taxes until they are paid or otherwise made available. The Company may make arrangements with participants to ensure that any withholding requirements are satisfied, including withholding the number of shares needed to satisfy the requirements, withholding on other cash payments from the Company to the participant or receiving from the participant sufficient cash that can be used by the Company to satisfy its withholding requirements.

11.  AMENDMENT

     This Plan may at any time or from time to time be amended, modified or terminated by the Company's Board of Directors. No amendment, modification or termination shall, without the consent of a participant, adversely affect such participant's accruals in his or her Participant Account.

12.  GOVERNING LAW

     This Plan and any participant elections hereunder shall be interpreted and enforced in accordance with the laws of the State of New York.

13.  EFFECTIVE DATE

     The effective date of this Plan is January 1, 1998.

     IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Plan document on its behalf this 5th day of May, 1998.



                    HOME PROPERTIES OF NEW YORK, INC.

                    By: /s/ Ann M. McCormick
                          ---------------------
                         Ann M. McCormick, Vice President


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                    HOME PROPERTIES OF NEW YORK, INC.

                           DEFERRED BONUS PLAN

                              Election Form


To:  HOME PROPERTIES OF NEW YORK, INC.

     In accordance with the provisions of the Plan, I hereby elect to defer the annual cash bonuses otherwise payable in ________ (enter year; after the first year of eligibility, this election must be made by the March 31 before the year the bonus would otherwise be paid) to me by the Company as follows:

     1. AMOUNT OF BONUS DEFERRAL (fill in percentage):

          _________   percentage of bonus (maximum of 50%).

     2. DEFERRAL PERIOD (subject to Plan's payment terms) (check one):

          __ three years

          __ five years

          __ ten years

     In the event of my death before I have received all of the deferred payments, the payments which would have been paid to me shall be paid to my estate in the same manner I would have received them as noted above.

     This election is subject to all of the terms of the Home Properties of New York, Inc. Deferred Bonus Plan on file with the records of the company.


Dated:                       ___________________________________
                                          Signature of Employee

                                                Accepted on the ___ day of
                                              ________, l9__, on behalf of
                                         Home Properties of New York, Inc.


                             By_________________________________

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FEDERAL TAX ASPECTS

     The Plan is a non-qualified deferred compensation plan under the provisions of the Internal Revenue Code. At the time a Company contribution or a participant's deferral of compensation is made, it is intended that the participants will not recognize income, for Federal income tax purposes. In addition, assumed dividends will not be treated as income at the time they are credited to the participant accounts.

     Participants will recognize ordinary income at the time the Company contributions and participant deferrals, together with the earnings credited to these amounts, are actually paid out or made available to the participants. The amount of such ordinary income will equal the amount of cash received plus the fair market value, on the date of payment, of any shares paid or made available.

     The ultimate sale or exchange of any shares of common stock received under the Plan will result in either long-term or short term capital gain, or loss depending on the holding period. A participant's basis in the shares will be the amount of income he recognizes at the time the shares were actually paid or made available to the participant.

     The Company is not entitled to deduct the amount of contributions or deferrals into the Plan or the assumed dividends credited to an account. Instead, the Company is entitled to take a deduction at the time a participant recognizes income. The amount of the deduction is the amount of income that a participant must recognize.

     For Social Security tax (F.I.C.A.) purposes the Company contributions and participant deferrals under the Plan are taxable as "wages" at the time the amounts vest. This will result in Social Security taxes to a participant and to the Company only where a participant is otherwise below the Social Security Wage Base at the time the contributions or deferrals are made. Since there is no wage base for Medicare taxes, all deferrals and Company contributions will be subject to Medicare tax at the time contributions vest.

     The Plan is not a tax-qualified plan under Section 401(a) of the Internal Revenue Code and is not subject to ERISA. The Company has not received any ruling from the Internal Revenue Service concerning the tax consequences of the Plan.